SCHEDULE 14A

Information Required in Proxy Statement

Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Check the appropriate box:

          /    /    Preliminary Information Statement

          / X /    Definitive Information Statement

Energizer Resources Inc.

(Name of Company As Specified In Charter)

Not Applicable

(Name of Person(s) Filing the Information Statement if other than Company)

Payment  of Filing Fee (Check the appropriate box):

          /X/ No fee required.

          /  / Fee  computed on table below per  Exchange  Act Rules  14c-5(g) and 0-11.

          1) Title of each class of securities to which transaction applies:

                  Common Stock, par value $0.001 per share

          2) Aggregate number of securities to which transaction applies:

                   110,511,024 common shares

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4) Proposed maximum aggregate value of transaction:

/__/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)  and  identify  the  filing  for  which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

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         4) Date Filed:

ENERGIZER RESOURCES INC.

1224 Washington Avenue, Miami Beach, FL 33139 USA

and

520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5 Canada

NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS

I am pleased to give you notice that the 2010 Annual and Special Meeting of Stockholders of Energizer Resources Inc. (the “Company”) will be held at the Board of Trade of Metro Toronto, First Canadian Place, 3rd Floor, Toronto, Ontario, M5X 1C1 on December 16, 2010 at 10:30 a.m., local time for the following purposes:

1.

To elect eight directors of the Company, each to hold their offices until the next annual meeting of the Company’s stockholders or until their successors have been duly elected and qualified.

2.

To approve an increase of the Company’s authorized capital stock to 350,000,000 from 185,000,000, of which 340,000,000 will be deemed common shares and the remaining 10,000,000 will be deemed eligible to be divisible into classes, series and types as designated by the Board of Directors.

3.

To approve an amendment to the Company’s Amended and Restated 2006 Stock Option Plan to increase the authorized number of options for common shares of the Company authorized to be issued to 22,000,000 from 17,000,000.

4.

To approve a change to the Company’s Amended & Restated Bylaws, Article II - Meetings of Shareholders, Sections 2 & 3 reducing the required quorum for both a Regular and a Special General Meeting of Shareholders to ten percent of the shares outstanding from one-third of the shares outstanding.

5.

To ratify the appointment of MSCM LLP, Chartered Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011.

6.

To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on Monday November 8, 2010 as the record date for the annual and special meeting.  Only holders of record of the Company’s common stock on the close of business on that date are entitled to notice of, and to vote at, the meeting.

Dated:   November 8, 2010

/s/ J.A. Kirk McKinnon

J.A. Kirk McKinnon, Chairman and Chief Executive Officer

Whether or not you expect to be present at the meeting, you are urged to fill in, date, sign and return the enclosed proxy card. If you wish to attend the annual and special meeting, please check the appropriate box on the enclosed proxy card and return it in the enclosed envelope.  The annual and special meeting for which this notice is given may be adjourned from time to time without further notice other than announcement at the meeting or any adjournment thereof.  Any business for which notice is hereby given may be transacted at any such adjourned meeting.

ENERGIZER RESOURCES INC.

1224 Washington Avenue, Miami Beach, FL 33139 USA

and

520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5 Canada

Tel:(416) 364-4911; Fax:(416) 364-2753

PROXY STATEMENT FOR 2010 ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS OF ENERGIZER RESOURCES INC.

December 16, 2010

Introduction

This proxy statement is being furnished to the stockholders of Energizer Resources Inc. (the “Company”) by its Board of Directors (the “Board”) in connection with the 2010 Annual and Special Meeting of Stockholders to be held at the Board of Trade of Metro Toronto, First Canadian Place, 3rd Floor, Toronto, Ontario M5X 1C1 on December 16, 2010 at 10:30 a.m., local time, or at any adjournment or postponement thereof.

Our registered office is located at 1224 Washington Avenue, Miami Beach, FL 33139 USA and our principal office is located at 520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5, Canada.  The approximate date on which this proxy statement and the accompanying proxy are being sent or given to our stockholders is November 8, 2010.

Date, Time and Place

This proxy statement is being sent to you in connection with the solicitation of proxies by the Board of Directors of the Company from holders of its common stock for use at the Annual and Special Meeting of Stockholders to be held at the Board of Trade of Metro Toronto, 1 First Canadian Place, 3rd Floor, Toronto, Ontario M5X 1C1 on December 16, 2010 at 10:30 a.m., local time, or at any adjournment or postponement thereof.

Proposals to be Considered

At the annual and special meeting, we will ask holders of our common stock to consider and vote upon the following items:

(1)

Election of Directors

The election of the Company’s directors, namely J.A. Kirk McKinnon, Richard Schler, John Sanderson, Julie Lee Harrs, Quentin Yarie, Peter Harder, Craig Scherba and Richard Quesnel.  If elected, these directors will each serve until the next annual meeting of the Company’s stockholders or until there successors have been duly elected and qualified.  Up to nine directors are allowed to serve at any one time.

(2)

Approve the increase of the authorized capital stock of the Company

To approve an increase of the Company’s authorized capital stock to 350,000,000 from 185,000,000, of which 340,000,000 will be deemed common shares and the remaining 10,000,000 will be deemed eligible to be divisible into classes, series and types as designated by the Board of Directors.

(3)

Approve the Amended and Restated 2006 Stock Option Plan

To approve an amendment to the Company’s Amended and Restated 2006 Stock Option Plan to increase the authorized number of options for common shares of the Company authorized to be issued to 22,000,000 from 17,000,000.

(4)

Approve change of quorum for Regular and Special Shareholder Meetings

To approve a change to the Company’s Amended & Restated Bylaws, Article II - Meetings of Shareholders, Sections 2 & 3 reducing the required quorum for both a Regular and a Special General Meeting of Shareholders to ten percent of the shares outstanding from one-third of the shares outstanding.

(5)

Ratification of the appointment of an Independent Registered Public Accounting Firm

The ratification of the appointment of MSCM LLP, Chartered Accountants, as our independent registered public accounting firm for the fiscal year ending June 30, 2011.

Record Date

Stockholders of record at the close of business on Monday, November 8, 2010, the record date for the annual and special meeting, are entitled to receive this proxy statement and to vote at the meeting and at any adjournment or postponement thereof.  As of the close of business on the record date, there were 110,511,024 outstanding shares of the Company’s common stock entitled to notice of and to vote at the annual and special meeting.  Holders of our common stock have one vote per share on each matter to be acted upon.  A list of the stockholders of record entitled to vote will be available at the annual and special meeting and for 10 days prior to the annual and special meeting, for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m. at our registered and principal offices at 1224 Washington Avenue, Miami Beach, FL 33139 USA and 520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5, Canada.

The presence in person or by proxy of holders of at least one third of the outstanding shares of common stock of the Company constitutes a quorum.  For purposes of determining the presence of a quorum for transacting business, abstentions and broker “non-votes” (proxies from banks, brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the banks, brokers or nominees do not have discretionary power) will be treated as shares that are present.

Votes Required

(1)

Election of Directors

The directors nominated for election will be elected by a plurality of the votes cast, in person or by proxy, at the annual and special meeting. Therefore each director who has more “for” votes than “against” votes will be elected to the Board.  Abstentions from voting and broker “non-votes” on the election of directors will have no effect since they will not represent votes cast for the purpose of electing directors.

(2)

Approve the increase of the authorized capital stock of the Company

Approval of the proposal to increase the capital stock of the Company will require the affirmative vote of a majority of the votes cast.  For purposes of this vote, votes who abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the vote on the proposal.

(3)

Approve the Amended and Restated 2006 Stock Option Plan

Approval of an amendment to the Company’s Amended and Restated 2006 Stock Option Plan (the “2010 Plan”) to increase the authorized number of options for common shares of the Company authorized to be issued to 22,000,000 from 17,000,000 will require the affirmative vote of a majority of the votes cast.  For purposes of this vote, votes to abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the vote on the proposal.

(4)

Approve change of quorum for Regular and Special Shareholder Meetings

Approval of a change to Article II, Meetings of Shareholders, Sections 2 & 3 of the Company’s Amended & Restated Bylaws reducing the required quorum for both a Regular and a Special General Meeting of Shareholders to ten percent of the shares outstanding from one-third of the shares outstanding will require the affirmative vote of the majority of the votes cast.  For purposes of this vote, votes to abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the vote on the proposal.

(5)

Ratification of the appointment of an Independent Registered Public Accounting Firm

The proposal to ratify the appointment of MSCM LLP, Chartered Accountants, as our independent registered public accounting firm for the fiscal year ending June 30, 2011, will require the affirmative vote of a majority of the votes cast.  For the purposes of this vote, votes to abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the vote on such proposal.

Voting of Proxies

Shares of our common stock will be voted in accordance with the instructions contained in the proxies.  If you return a signed proxy card without indicating your vote, your shares will be voted:

•

FOR the election of persons put forth in this proxy to serve as directors of the Company;

•

FOR the approval to increase the authorized capital stock of the Company;

•

FOR the approval of the amendment to the Company’s Amended and Restated 2006 Stock Option Plan that increases the number of options for common shares of the Company authorized to be issued;

•

FOR the approval of a change to the Company’s Amended & Restated Bylaws reducing the quorum required for both Regular and Special Shareholder Meetings to ten percent from one-third of the outstanding capital stock of the Company;

•

FOR the ratification of the appointment of MSCM LLP, Chartered Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011; and

•

with respect to any other matter that may properly be brought before the Annual and Special Meeting in accordance with the judgment of the person or persons voting.  We do not expect that any matter other than the matters described in this proxy statement to be brought before the Annual and Special Meeting.

Revocability of Proxies – How to Vote

The grant of a proxy on the enclosed proxy card does not preclude a stockholder from voting in person.  You may revoke a proxy at any time prior to your proxy being voted by:

•

Delivering to our Chairman and Chief Executive Officer, prior to the annual and special meeting, a written notice of revocation bearing a later date or time than the proxy;

•

Timely delivery of a valid, later dated proxy; or

•

Attending this Annual and Special Meeting and voting in person.

Attendance at the Annual and Special Meeting will not by itself constitute revocation of a proxy.  If an adjournment occurs, it will have no effect on the ability of stockholders of record as of the record date to exercise their voting rights or to revoke any previously delivered proxies.  We do not expect to adjourn the meeting for a period of time long enough to require the setting of a new record date.

If your shares are registered directly in your name with our transfer agent, Empire Stock Transfer Inc., you are considered, with respect to those shares, the “stockholder of record.”  The Notice of Annual and Special Meeting of Stockholders, Proxy Statement, Annual Report on Form 10-K and proxy card have been sent directly to you on the Company’s behalf.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name.  The Notice of Annual and Special Meeting of Stockholders, Proxy Statement, Annual Report on Form 10-K and proxy card have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record.  As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing.

SOLICITATION OF PROXIES

The cost of solicitation of proxies being solicited on behalf of the Board will be borne by the Company.  In addition to the use of the mail, proxy solicitation may be made through other means, including by telephone, facsimile and personal interview by our officers, directors and employees.  We will, upon request, reimburse banks, brokers, nominees and other record holders for their reasonable expenses in sending soliciting material Stockholders.   Stockholders should not send stock certificates with their proxy cards.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

Our Board currently consists of eight directors.  Up to nine directors are allowed.  The following table sets forth the name, age and position of each executive officer and director the Company as at October 31, 2010.

Name	Age	Position
J.A. Kirk McKinnon	66	Chief Executive Officer, Chairman and Director
Julie A. Lee Harrs	44	President, Chief Operating Officer and Director
Richard E. Schler	57	Vice-President, Chief Financial Officer and Director
Craig Scherba	37	Vice President, Exploration and Director
John Sanderson	75	Vice Chairman and Director
Richard Quensel	54	Director
V. Peter Harder	57	Director
Quentin Yarie	45	Director

If elected, these individuals will hold office until the next annual meeting of the Company’s stockholders or until their successors have been duly elected and qualified.  Unless otherwise specified, all proxies received will be voted in favor of the election of the nominees named below as directors of the Company.  Directors will be elected by a plurality of the votes cast.  Therefore each director who has more “for” votes than “against” votes will be elected to the Board.

The Board does not have a charter governing its nominating procedures, nor has it adopted a policy regarding the consideration of candidates to serve as directors.

The term of each of the current directors expires at the 2011 Annual Meeting or when his or his respective successor is duly elected and qualified.  The Company’s management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected.  Should any of the nominees not remain a candidate for election at the date of the Annual and Special Meeting, proxies will be voted in favor of the nominees who remain candidates and may be voted for substitute nominees selected by the Board.  What follows is a brief summary of experience of all of the individuals nominated to serve as a director:

J.A. Kirk McKinnon (Brampton, Canada)

Mr. McKinnon has served as the Company’s Chairman and Chief Executive Officer since October 1, 2009 and a director since April 2006. Mr. McKinnon has also served as the Company’s President and Chief Executive Officer from April 2006 to September 30, 2009. He brings over 25 years of senior management experience to the Company.  Mr. McKinnon is currently President and CEO of MacDonald Mines Exploration Ltd. (TSX-V:BMK), Red Pine Exploration Inc. (TSX-V:RPX) and Honey Badger Exploration Inc. (TSX-V:TUF), all of which are resource exploration companies trading on the TSX-V headquartered in Toronto, Canada.  Previously, Mr. McKinnon held senior management positions with several high profile Canadian corporations including Nestle Canada.  Mr. McKinnon is well-versed in business management and he has been very successful in raising funds in capital markets. Mr. McKinnon’s qualifications to serve as a director of the Company include his over 25 years of senior management experience.

Julie A. Lee Harrs, B.A. (Hons. Economics),  LL.B (Toronto, Canada)

Ms. Lee Harrs was appointed President and Chief Operating Officer and a director of the Company on September 29, 2009.  Ms. Lee Harrs was Senior Vice President, General Counsel and Corporate Secretary of Sherritt International Corporation (TSX: S) from April 2006 to October 2008 and Associate General Counsel and Assistant Secretary of Inco Limited (now part of NYSE: VALE) from March 2000 through January 2005. Before joining these mining companies, Ms. Lee Harrs was a corporate lawyer with Blakes, a national law firm in Canada. Ms. Lee Harrs received her B.A. (Honours, Economics) from McGill University in Montreal, Canada and her LL.B. from the University of Ottawa in Ottawa, Canada. Ms. Lee Harrs’ qualifications to serve as a director of the Company include her many years of senior management and legal experience.

Richard E. Schler, MBA (Toronto, Canada)

Mr. Schler has served as the Company’s Vice President and Chief Financial Officer since October 1, 2009 and a director since April 2006. Mr. Schler was the Company’s Chief Operating Officer and Chief Financial Officer from February 2009 to September 30, 2009 and served as the Company’s Vice President and Chief Financial Officer from April 2006 to January 2009. He is also currently serving as Chief Operating Officer and Chief Financial Officer of MacDonald Mines Exploration Ltd., Red Pine Exploration Inc. and Honey Badger Exploration Inc., all of which are resource exploration companies trading on the TSX-V headquartered in Toronto, Canada. Before joining these companies, Mr. Schler held various senior management positions with noted corporations. He has over 25 years of experience in the manufacturing sector. Mr. Schler is very experienced in financial management and business operations. Together with Mr. McKinnon, they have been very successful in raising funds in the capital markets. Mr. Schler’s qualifications to serve as a director of the Company include his many years of financial management and business operations experience.

Craig Scherba, P.Geol. (Calgary, Canada)

Mr. Scherba was appointed Vice President, Exploration and a director of the Company on January 1, 2010.  Mr. Scherba has been a professional geologist with Taiga Consultants Ltd. (“Taiga”), a mining exploration consulting company since March 2003 and has been a managing partner of Taiga since January 2006. Mr. Scherba has been a geologist since 2000 and his expertise includes supervising large Canadian and international exploration operations. Mr. Scherba was an integral member of the exploration team that developed Nevsun Resources’ high grade gold, copper and zinc Bisha project in Eritrea.  Mr. Scherba served as the Company's Country and Exploration Manager for the Green Giant Vanadium Project in Madagascar during its initial exploration stage.  Mr. Scherba’s qualifications to serve as a director of the Company include his many years of senior management experience in the mining industry.

John Sanderson Q.C. (Vancouver, Canada)

Mr. Sanderson has been Vice Chairman of the Board of Directors of the Company since October 1, 2009 and a director of the Company since January 2009. Mr. Sanderson was Chairman of the Board of Directors of the Company from January 2009 to September 2009. Mr. Sanderson is a mediator, arbitrator, consultant and lawyer called to the Bar in the Canadian Provinces of Ontario and British Columbia. Mr. Sanderson’s qualifications to serve as a director of the Company include his many years of legal and mediation experience in various industries.

V. Peter Harder, LL.D, M.A., B.A. (Hons) (Manotick, Canada)

Mr. Harder has served as a director of the Company since July 2, 2009. He is a Senior Policy Advisor to Fraser Milner Casgrain, LLP (“Frasers”), a national law firm in Canada.  Prior to joining Frasers, Mr. Harder was a long-serving Deputy Minister in the Government of Canada.  First appointed a Deputy Minister in 1991, he served as the most senior public servant in a number of federal departments including Treasury Board, Solicitor General, Citizenship and Immigration, Industry and Foreign Affairs and International Trade. At Foreign Affairs, Mr. Harder assumed the responsibilities of the Personal Representative of the Prime Minister to three G8 Summits (Sea Island, Gleneagles and St. Petersburg). Mr. Harder served as Co-Chair of the Canada China Strategic Working Group.

Mr. Harder is also a director of Power Financial Corporation (TSX: PWF), IGM Financial Corporation (TSX:IGM), ARISE Technologies (TSX:APV), Telesat Canada, KRIA Resources Inc., Pinetree Capital Limited (TSX:PNP), and Canada World Youth.  He is an independent trustee for Northland Power Income Fund (TSX:NPI.UN).  Mr. Harder is also a member of a Board of Governors of the University of Ottawa, The United Church Foundation and other charitable organizations.

Mr. Harder was appointed a Trudeau Foundation Mentor for 2009-2010.  He also serves as the Chair of the National Arts Centre’s Governance, Nominating, and Ethics Committee. In 2008, Peter was elected the President of the Canada China Business Council (CCBC).  He also serves on the Board of Directors of the Canada Eurasia Russia Business Association (CERBA) and is a member of the International Institute for Strategic Studies (IISS).

Mr. Harder’s qualifications to serve as a director of the Company include his many years of experience as a director and senior policy advisor.

Richard Quensel (Mont-St-Hilaire, Canada)

Mr. Quesnel is currently the President, Chief Executive Officer and Director of Consolidated Thompson Iron Mines Limited (TSX: CLM) and has worked there on a both consulting and employment basis since October 2005.  He is a Professional Mining Engineer and holds a B.Sc. (Engineering) from McGill University, Montreal. Prior to joining CLM, Mr. Quesnel was the General Manager of Gibraltar Mine Operations from November 2004 to September 2005; Mine Manager for Redpath Ltd., from June 2004 to October 2004 and Senior Consulting Mining Engineer from September 2003 to May 2004.

Quentin Yarie (Toronto, Canada)

Mr. Yarie has served as a director of the Company since 2008.  Mr. Yarie is an experienced geophysicist and a successful entrepreneur. He has over 20 years of experience in the mining and environmental/engineering sectors.  Mr. Yarie has project management and business development experience as he has held positions of increasing responsibility with a number of Canadian-based geophysical service providers.  Since January 2010 Mr Yarie has been a consultant and VP, Exploration for MacDonald Mines Exploration Ltd, Red Pine Exploration Inc. and Honey Badger Exploration Inc.  From October 2007 to December 2009, Mr Yarie had been a business development officer with Geotech Ltd, a geo-physical airborne survey company.  From September 2004 through October 2007, Mr. Yarie was a senior representative of sales and business development for Aeroquest Limited.  From 1992-2001 Mr. Yarie was a partner of a specialized environmental and engineering consulting group where he managed a number of large projects including the ESA of the Sydney Tar Ponds, the closure of the Canadian Forces Bases in Germany and the Maritime and Northeast Pipeline project. Mr. Yarie’s qualifications to serve as a director of the Company include his several years of senior management experience in the mining industry.

Recommendation of the Board of Directors

The Board recommends a vote FOR the election of each of the nominees.

Corporate Governance

The Company’s Board has established four committees: the audit committee, capital projects committee, disclosure committee and a special advisory committee.  The Company’s Board does not currently have any nominating, compensation or committees not listed above.  The functions that would be performed by those other committees (except the audit committee, capital projects committee, disclosure policy committee and the special advisory committee) are performed by the entire Board.  Due to the small size of the Board and the Company’s limited operations, the Board has determined that it is not currently appropriate for such committees to be established.  The following directors were independent under the independence standards of NYSE Amex during the past fiscal year: Quentin Yarie, Peter Harder, Richard Quesnel and John Sanderson. Given the size of the Company, the only formal committee in place is an audit committee.

Audit Committee

The audit committee assists our board of directors in its oversight of the company’s accounting and financial reporting processes and the audits of the company’s financial statements, including (i) the quality and integrity of the company’s financial statements, (ii) the company’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence and (iv) the performance of the company’s internal audit functions and independent auditors, as well as other matters which may come before it as directed by the board of directors. Further, the audit committee, to the extent it deems necessary or appropriate, among its several other responsibilities, shall:

•

Be responsible for the appointment, compensation, retention, termination and oversight of the work of any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

•

Discuss the annual audited financial statements and the quarterly unaudited financial statements with management and the independent auditor prior to their filing with the SEC in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q;

•

Review with the Company’s financial management on a periodic basis (a) issues regarding accounting principles and financial statement presentations, including any significant changes in the company’s selection or application of accounting principles, and (b) the effect of any regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the company;

•

Monitor the Company’s policies for compliance with federal, state, local and foreign laws and regulations and the Company’s policies on corporate conduct;

•

Maintain open, continuing and direct communication between the Board, the Committee and both the company’s independent auditors and its internal auditors; and

•

Monitor our compliance with legal and regulatory requirements, with the authority to initiate any special investigations of conflicts of interest, and compliance with federal, state and local laws and regulations, including the Foreign Corrupt Practices Act.

The following directors serve on the audit committee: John Sanderson, Richard Schler and Quentin Yarie. Richard Schler is not independent under the independence standards of NYSE Amex applicable to audit committee members.  Mr. Schler qualifies as an audit committee financial expert within the meaning of the applicable SEC rules and regulations., although he is not independent.

Orientation and Continuing Education

The Company does not provide a formal orientation and education program for new directors.  However, new directors are given an opportunity to familiarize themselves with the Company by visiting the Company's corporate offices, meeting with other directors either personally or through phone conversations, reviewing the rules and regulations of the stock exchange where the Company’s shares are listed, and reviewing the Company's by-laws and related documents.   Moreover, new directors are invited to speak with the Company's solicitors to become familiar with their legal responsibilities.

Ethical Business Conduct

The role of the Board is to oversee the conduct of the Company's business, to set corporate policy and to supervise Management, which is responsible to the Board for the day-to-day conduct of business.  However, given the size of the Company, material transactions are addressed at the Board level. The Board discharges five specific responsibilities as part of its stewardship responsibility.  These are:

•

Strategic Planning Process: given the Company's size, the strategic plan is elaborated directly by Management, with input from and assistance of the Board;

•

Managing Risk: the Board directly oversees most aspects of the business of the Company and thus, does not require the elaboration of “systems” or the creation of committees, other than the Audit Committee, Capital Projects Committee, Disclosure Policy Committee and Special Advisory Committee of the Board, to effectively monitor and manage the principal risks of all aspects of the business of the Company;

•

Appointing, Training, and Monitoring Senior Management: no elaborate system of selection, training and assessment of Management has been established, given the operations and size of the Company; however, the Board closely monitors Management's performance, which is measured against the overall strategic plan, through reports by and regular meetings with Management;

•

Communication Policy: it is and has always been the unwritten policy of the Board to communicate effectively with its shareholders, other stakeholders, and the public generally through statutory filings and mailings, as well as news releases; the shareholders are also given an opportunity to make comments or suggestions at shareholder meetings; these comments and suggestions are then factored into the Board's decisions; and

•

Ensuring the integrity of the Company's Internal Control and Management Information System:  given the involvement of the Board in operations, the reports from and the meetings with Management, the Board can effectively track and monitor the implementation of approved strategies.

Disclosure Policy and Disclosure Committee

During fiscal 2010, the Board of the Company approved and adopted a Disclosure Policy.  The objective of the Disclosure Policy is to ensure that communications with the investing public are timely, factual and accurate, and broadly disseminated in accordance with all applicable legal and regulatory requirements.  The Disclosure Policy extends to all consultants and employees of the Company, its Board, those authorized to speak on its behalf and all other insiders.  It covers disclosures in documents filed with securities regulators, financial and non-financial disclosure, including management's discussion and analysis ("MD&A") and written statements made in the Company's annual and interim reports, news releases, letters to shareholders, presentations by senior management and information contained on the Company's web site and other electronic communications. It extends to oral statements made in meetings and telephone conversations with analysts and investors, interviews with the media as well as speeches, press conferences and conference calls.

A Disclosure Committee has been established and tasked with the responsibility for all regulatory disclosure requirements, overseeing all of the Corporation's disclosure practices and developing and implementing this Disclosure Policy. This committee consists of the Chief Executive Officer, President, Chief Financial Officer, and the Vice President of Business Development. The majority of the Committee must physically sign off on all disclosure made by the Company with such majority being made up of at least two directors.

The Board of Directors Relations with Management

The President and the Chairman of the Company are both members of the Board, as is usual in a company of this size.  The Board feels that this is not an impediment to the proper discharge of its responsibilities.  Interaction between Management and the Board, inside and outside board meetings, ensures that the Board is informed and the Board members' experience utilized when needed by Management.

The Board remains sensitive to corporate governance issues and seeks to set up the necessary structures to ensure the effective discharge of its responsibilities without creating additional overhead costs or reducing the return on shareholders' equity.   The Board remains committed to ensuring the long-term viability of the Company, as well as the well-being of its employees and of the communities in which it operates.  The Board has also adopted a policy of permitting individual directors under appropriate circumstances to engage legal, financial or other expert advisors at the Company’s expense.

Nomination of Directors

The Board performs the functions of a nominating committee with responsibility for the appointment and assessment of directors.  The Board believes that this is a practical approach at this stage of the Company’s development.  While there are no specific criteria for Board membership, the Company attempts to attract and maintain directors with business expertise, and in particular, knowledge of mineral exploration and development, geology, corporate law and finance.  Nominations tend to be the result of recruitment efforts by management and individual directors, which are then presented to the Board for consideration.

Compensation and Assessment

The Board determines the compensation for the Company’s directors and officers, based on industry standards and the Company’s financial situation.  Other than stock options granted to directors from time to time, the directors currently do not receive any remuneration for their acting in such capacity.

The Board assesses, on an annual basis, the contribution of the Board as a whole and each of the individual directors, in order to determine whether each is functioning effectively.  If prudent, changes are made.

Capital Projects Committee

Given the status of the Company’s Green Giant vanadium project, in October 2010 a new committee – the Capital Projects Committee – was formed to shepard the development of the project.  Mr. Quesnel is the Chair of this committee and Ms. Lee Harrs and Mr. Schler are members of this committee.

Special Advisory Committee

The Company established a special advisory committee to oversee its Green Giant Project in Madagascar.  The Special Advisory Committee consists of Mr Brian Tobin, P.C., ICD.D. and Mr. Peter Harder LL.D, M.A., B.A. (Hons).  The purpose of this committee is to assist the Company in securing financing and strategic partners for the development of the Green Giant Project including liaison with governmental and regulatory bodies in the Republic of Madagascar.

Code of Ethics

The Company has adopted a code of business conduct and ethics that applies to its directors, officers, and consultants, including its principal executive officers, principal financial officer, principal accounting officer, controller or persons performing similar functions.  The Code of Ethics was filed as Exhibit 14.1 to our Annual Report on Form 10-KSB for the year ended June 30, 2006, as filed on October 12, 2006 with the Securities and Exchange Commission.

Meetings of the Board and Committees

The Board met four times in the 2010 fiscal year.  The audit committee also met four times in the 2010 fiscal year.  Each incumbent director attended all the meetings of the Board, and each incumbent member of the audit committee attended all meetings of that committee.

Compensation of Executives

Summary of Compensation

The following table sets forth certain summary information concerning the compensation paid or accrued during each of our last two completed fiscal years to our principal executive officer and three other most highly compensated executive officers who received compensation in excess of $100,000 for the fiscal year ended June 30, 2010 (collectively, the “Named Executive Officers”):

	Annual Compensation			Long Term Compensation
				Awards		Payouts
Name & Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s)	Securities Underlying Options/ SARs (#)	LTIP Payouts	All Other Compensation ($)
J.A. Kirk McKinnon, CEO and Director	2009	134,200	--	84,000 (1)	--	--	--	Nil
	2010	134,178 (5)		80,750 (3)				512,469 (6)

Richard E. Schler, Vice-President, CFO and Director	2009	124,275	--	70,000 (5)	--	--	--	Nil
	2010	129,953 (5)	--	76,500 (3)	--	--	--	488,218 (6)

Julie Lee Harrs, President, COO and Director (2)	2009	--	--	--	--	--	--	--
	2010	93,252 (5)	--	340,000 (4)	--	--	--	429,698 (6)

(1) Represented by shares valued at $0.08 - $0.10 per share based on quoted market price issued to these individuals and/or to companies controlled by them.

(2) Ms. Julie Lee Harrs was retained as a consultant by the Company on September 1, 2009.

(3) Represented by shares valued at $0.17 per share based on quoted market price issued to these individuals and/or to companies controlled by them.

(4) Represented by shares valued at $0.68 per share based on quoted market price.

(5) Represent consulting fees paid for fiscal year ended June 30, 2010.

(6) Represented by stock options valued between $0.29 to $0.46 per option, using the Black-Scholes option pricing model.

Options and Stock Appreciation Rights Grants

The outstanding stock options granted to the Chief Executive Officers and Directors as at June 30, 2010 are as follows:

Outstanding Equity Awards at Fiscal Year-End
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested ($)
J.A. Kirk McKinnon, President & CEO	280,000 425,000 720,000 975,000 225,000 125,000 1,150,000	--	--	0.15 0.15 0.15 0.15 0.352 0.572 0.395	July 28, 2011 Nov. 26, 2011 March 4, 2012 July 11, 2012 Sep 2, 2013 Oct 27, 2013 May 11, 2014	--	--	--	--
Richard E. Schler Chief Financial Officer & Director	690,000 875,000 200,000 125,000 1,100,000	--	--	0.15 0.15 0.352 0.572 0.395	March 4, 2012 July 11, 2012 Sep 2, 2013 Oct 27, 2013 May 11, 2014	--	--	--	--
Julie Lee Harrs, President & Director	125,000 1,100,000	--	--	0.572 0.395	Oct 27, 2013 May 11, 2014	--	--	--	--

On October 20, 2010, the stock options noted above which were due to expire on October 27, 2013 at an exercise price of $0.572 were cancelled.  Therefore the following options were cancelled: Kirk McKinnon 125,000, Richard Schler 125,000 and Julie Lee Harrs 125,000.

Aggregated Option Exercises and Fiscal Year-End Option Values

On March 9, 2006, the Company filed a Form S-8 Registration Statement in connection with its adopted 2006 Stock Option Plan (the “2006 Plan”) allowing for the direct award of shares or granting of stock options to acquire up to a total of 2,000,000 common shares.  On December 18, 2006, February 16, 2007, July 11, 2007 and December 8, 2009, the 2006 Plan was amended to increase the stock option pool by a total of 15,000,000 additional common shares to an aggregate total of 17,000,000.  Further on June 29, 2010, a S-8 Registration Statement was filed in connection with the registration of the common shares underlying the granting of options.  The following table summarizes the continuity of the Company’s stock options:

	Number of Shares	Weighted average exercise price ($)
Outstanding, June 30, 2007	4,935,000	0.63
Granted	4,020,000	0.50
Outstanding, June 30, 2008	8,955,000	0.63
Cancelled	(1,325,000)	0.66
Outstanding June 30, 2009	7,630,000	0.15
Granted	8,505,000	0.40
Exercised	(2,000,000)	0.15
Cancelled	(515,000)	0.42
Outstanding, June 30, 2010	13,620,000	0.30

Additional information regarding options outstanding as at June 30, 2010 is as follows:

Exercise price	Outstanding			Exercisable
	Number of shares	Weighted average remaining life (years)	Weighted average exercise price	Number of shares	Weighted average exercise price
$0.15	365,000	1.08	$0.15	365,000	$0.15
$0.15	650,000	1.41	$0.15	650,000	$0.15
$0.15	1,920,000	1.65	$0.15	1,920,000	$0.15
$0.15	2,695,000	2.03	$0.15	2,695,000	$0.15
$0.35	750,000	3.18	$0.35	750,000	$0.35
$0.57	590,000	3.33	$0.57	590,000	$0.57
$0.39	6,650,000	3.87	$0.40	6,650,000	$0.40
Total/Average	13,620,000		$0.30	13,620,000	$0.30

On April 21, 2009, the Board approved the re-pricing of 7,630,000 stock options outstanding under our 2006 Stock Option Plan by amending the exercise prices ranging between $0.55 to $0.85 per share to $0.15 per share. Also, on October 20, 2010, the stock options above with an exercise price of $0.57 were cancelled.

Long-Term Incentive Plan Awards Table

There are no Long-Term Incentive Plans in place at this time.

Employment Agreements

Currently, the Company does not have an employment or consulting agreement with Messrs. McKinnon and Schler and Ms. Lee Harrs, but the Company has agreed to pay them a monthly stipend.  Mr. McKinnon receives CDN$15,000 monthly, Mr. Schler receives CDN$14,000 monthly and Ms. Lee Harrs receives CDN$11,000 per month.  In consultation with legal counsel, the Company intends to execute consulting arrangements with all key personnel.

Compensation of Directors

Directors who are also Named Executive Officers or officers of the Company are remunerated for their services rendered as officers of the Company. Directors who are not also officers of the Company or do not otherwise provide services to the Company receive only stock based compensation in the form of common shares and stock options for their services as directors of the Company. Appended in the table below are compensation awards to Directors other than Named Executive Officers for the fiscal year ended June 30, 2010. The Company also reimburses non-employee directors for expenses incurred in connection with their service on our Board. No additional amounts are payable to our directors for committee participation or special assignments. The compensation paid to directors who provide services to the Company in other capacities has been previously reported under “Summary of Compensation”.  The following table summarizes compensation paid to or earned by Directors who are not Named Executive Officers for their service as a Directors during the fiscal year ended June 30, 2010.

Name of Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All other Compensa-tion ($)	Total ($)
John Sanderson, Director (1)	--	12,750	162,055	--	--	--	174,805
Quentin Yarie, Director (2)	--	17,000	196,341	--	--	--	213,341
Peter Harder, Director (3)	---	17,000	179,416	--	--	--	196,426
Craig Scherba, Director (4)	--	--	168,004	--	--	--	168,004

(1) John Sanderson was awarded 18,750 shares valued at $0.68 on December 31, 2009.  In addition he was awarded the following stock options of which the aggregate value attributed to them using the Black-Scholes option valuation method is noted in the table above:  50,000 stock options on September 2, 2009 at $0.35 per share, 25,000 stock options on October 27, 2009 at $0.57 per share, and 200,000 stock options on May 11, 2010 at $0.395 per share.

(2) Quentin Yarie was awarded 25,000 shares valued at $0.68 on December 31, 2009.  In addition he was awarded the following stock options of which the aggregate value attributed to them using the Black-Scholes option valuation method is noted in the table above:  50,000 stock options on September 2, 2009 at $0.35 per share, 30,000 stock options on October 27, 2009 at $0.57 per share, and 250,000 stock options on May 11, 2010 at $0.395 per share.

(3) Peter Harder was awarded 25,000 shares valued at $0.68 on December 31, 2009.  In addition he was awarded the following stock options of which the aggregate value attributed to them using the Black-Scholes option valuation method is noted in the table above: 25,000 stock options on October 27, 2009 at $0.57 per share, and 200,000 stock options on May 11, 2010 at $0.395 per share.

(4) Craig Scherba was awarded the following stock options of which the aggregate value attributed to them using the Black-Scholes option valuation method is noted in the table above:  50,000 stock options on September 2, 2009 at $0.35 per share, 25,000 stock options on October 27, 2009 at $0.57 per share, and 200,000 stock options on May 11, 2010 at $0.395 per share. While Mr. Scherba did not receive any compensation from the Company other than the above, he is a partner in Taiga Consultants Ltd., which earned certain fees from the Company in the fiscal year ended June 30, 2010 for consulting services provided to the Company.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth certain information regarding beneficial ownership of our capital stock as of October 26, 2010: (i) each person who is known by the Company to own beneficially more than 5% of our common shares; (ii) each director of the Company; (iii) each of the Named Executive Officers; and (iv) all directors and executive officers of the Company as a group.

The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 under the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose.  The Company believes that each individual or entity named has sole investment and voting power with respect to the securities indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.

Name and Address of Beneficial Owner	Number of Capital Stock Beneficially Owned	Percentage of Outstanding Capital Stock Beneficially Owned(1)
Dundee Corporation 1 Adelaide Street East, Suite 2800 Toronto, Ontario, Canada M5C 2V9	24,076,150	15.48%
Consolidated Thompson Iron Mines Limited 1155 University Street, Suite 508 Montreal, Quebec H3B 2A7	13,333,334	8.527%
Pinetree Corporation 130 King Street, Suite 2500 Toronto, Ontario, Canada M5X 1A9	8,350,000	5.33%
J.A. Kirk McKinnon, Chairman, CEO & Director 46 Ferndale Crescent Brampton, Ontario, Canada L6W 1E9(2)	8,825,000	5.64%
Richard E. Schler, Vice President, CFO & Director 80 Greybeaver Trail Toronto, Ontario, Canada M1C 4N5(3) (9)	7,365,000	4.71%
Julie Lee Harrs, President, COO & Director 22 York Valley Crescent Toronto, Ontario, Canada M2P 1A7(4)	1,850,000	1.18%
John Sanderson, Director 1721 – 27th Street West Vancouver, BC, Canada V7H 4K9(5) (9)	500,000	0.32%
Quentin Yarie, Director 520 – 141 Adelaide Street West Toronto, Ontario, Canada M5H 3L5(6) (9)	625,000	0.40%
Peter Harder, Director 5538 Pattapiece Crescent Manotick, Ontario, Canada K4M 1C5(7)	725,000	0.46%
Richard Quesnel, Director 224 Louis-Ducharme Mont-Saint-Hilare, Quebec, Canada J3H 6J6 (10)	1,100,000	0.70%
Craig Scherba, Director 35 Royal Birch Point NW Calgary, Alberta, Canada T3G 5L5(8)	250,000	0.16%
All directors and executive officers as a group (8 persons) (10)	21,240,000	13.57%

(1) As of October 26, 2010, based on beneficial ownership of 156,530,691 shares of common shares, including 110,511,024 shares of common stock currently issued and outstanding and 44,919,667 shares issuable upon the exercise of convertible securities in accordance with the rules of the SEC.

(2) Includes 1,000,000 warrants and 3,700,000 common shares held in “Badger Resources Inc.”, a related company. These warrants are exercisable until April 26, 2013 at a price of $0.15 per share. Also includes 350,000 common shares and 3,775,000 stock options held directly exercisable between $0.15 to $0.40 per share with expiry dates between July 28, 2011 and May 11, 2014.

(3)  Includes 900,000 warrants and 3,600,000 common shares held in “Sarmat Resources Inc.”, a related company. These warrants are exercisable until April 26, 2013 at a price of $0.15 per share. Also includes 2,865,000 stock options held directly exercisable between $0.15 to $0.40 per share with expiry dates between March 4, 2012 to May 11, 2014.

(4) Includes 250,000 warrants and 500,000 common shares. These warrants are exercisable until October 5, 2011 at a price of $0.58 per share. Also includes 1,100,000 stock options exercisable at $0.40 per share with an expiry date of May 11, 2014.

(5) Includes 250,000 common shares and 250,000 stock options exercisable between $0.35 to $0.40 per share with expiry dates between September 2, 2013 to May 11, 2014.

(6) Includes 325,000 common shares and 300,000 stock options exercisable between $0.35 to $0.40 per share with expiry dates between September 2, 2013 to May 11, 2014.

(7) Includes 125,000 warrants and 350,000 common shares. These warrants are exercisable until June 24, 2011 at a price of $0.20 per share. Also includes 275,000 stock options exercisable at $0.35 per share with an expiry dates of  May 11, 2014.

(8) Includes 250,000 stock options exercisable at $0.40 per share with an expiry date of May 11, 2014.

(9) Member of the audit committee.

(10) Includes 1,100,000 stock options exercisable at $0.25 per share with an expiry date of October 21, 2014.

Changes in Control

We are not aware of any arrangements that may result in a change in control of the Company.

Interest of Informed Persons in Material Transactions

Except as otherwise disclosed herein, no Director or Officer of the Company, no proposed nominee for election to the Board, no person owning or exercising control over more than 10% of the Company’s issued and outstanding Shares, and no associate or affiliate of any such person has had any material interest, direct or indirect, in any material transaction involving the Company within the fiscal year ended June 30, 2010.

Equity Compensation Plan Information

The following table sets forth certain information as of June 30, 2010 for (i) all compensation plans previously approved by the Company's security holders and (ii) all compensation plans not previously approved by the Company's security holders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders	--	--	--
Equity compensation plans not approved by security holders	7,630,000	$0.15	1,580,000

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities to file certain reports with the SEC regarding ownership of, and transactions in, the Company’s securities.  Such officers, directors and 10% shareholders are also required by the SEC to furnish the Company with all Section 16(a) forms that they filed.

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company’s securities with the SEC on Form 3 (Initial Statement of Beneficial Ownership), Form 4 (Statement of Changes of Beneficial Ownership of Securities) and Form 5 (Annual Statement of Beneficial Ownership of Securities).  Directors, executive officers and beneficial owners of more than 10% of the Company’s Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they filed.

Except as otherwise set forth herein, based solely on review of the copies of such forms furnished to the Company, or written representations that no reports were required, the Company believes that for the fiscal year ended June 30, 2010, beneficial owners and executives complied with Section 16(a) filing requirements applicable to them.

Based solely on a review of the copies of such forms furnished to the Company, or written representations that no reports were required, the Company believes that for the fiscal year ended June 30, 2010, beneficial owners and executives complied with Section 16(a) filing requirements applicable to them.

PROPOSAL 2

APPROVAL TO INCREASE THE AUTHORIZED CAPITAL STOCK OF THE COMPANY

To approve an increase of the Company’s authorized capital stock to 350,000,000 from 185,000,000, of which 340,000,000 will be deemed common shares and the remaining 10,000,000 will be deemed eligible to be divisible into classes, series and types as designated by the Board of Directors.

This increase is being requested in order to allow the Company the ability, if deemed appropriate, to issue shares in connection with equity financings, among other things.

Recommendation of the Board of Directors

The Board recommends a vote FOR the change of the Company’s capital stock to 350,000,000 from 185,000,000.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO THE 2006 AMENDED AND RESTATED STOCK OPTION PLAN

To approve an amendment to the Company’s Amended and Restated 2006 Stock Option Plan to increase the authorized number of options for common shares of the Company authorized to be issued to 22,000,000 from 17,000,000.

The purpose of the Stock Option Plan is: (i) to encourage ownership of common shares of the Company by directors and officers of the Company and other service providers of the Company; (ii) advance the interest of the Company by providing additional incentives for superior performance by such persons; and (iii) enable the Company to attract and retained valued directors, officers, employees and consultants.

Recommendation of the Board of Directors

The Board recommends a vote FOR the approval of the Amended and Restated 2006 Stock Option Plan that increases the number of options for common shares eligible for issue to 22,000,000 from 17,000,000.

PROPOSAL 4

APPROVAL TO CHANGE THE REQUIRED QUORUM FOR BOTH REGULAR AND SPECIAL SHAREHOLDER MEETINGS TO 10% FROM ONE-THIRD OF THE OUTSTANDING SHARES

To approve a change to the Company’s Amended & Restated Bylaws, Article II - Meetings of Shareholders, Sections 2 & 3 reducing the required quorum for both a Regular and a Special General Meeting of Shareholders to ten percent of the shares outstanding from one-third of the shares outstanding.

The purpose of this resolution is the ease the burden placed on management of the Company in obtaining the necessary votes required for quorum.  There may be significant implications to the Company’s operations if quorum were not to be obtained for a shareholder meeting.  The costs would include not only a monetary amount and time expended by management and the Board but also would result in delays in implementing significant business matters brought forth for Shareholder approval.  In general it has always been the Company’s objective to obtain as high of a percentage of shareholder’s proxies voted as possible.

Recommendation of the Board of Directors

The Board recommends a vote FOR the approval to change the quorum for both Regular and Special Shareholder Meetings to ten percent from one-third of the outstanding capital stock of the Company.

PROPOSAL 5
RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

At the Annual and Special Meeting of Stockholders, the stockholders will vote to ratify the appointment of MSCM LLP (“MSCM”), Chartered Accountants, as our independent registered public accounting firm for the fiscal year ending June 30, 2011.  MSCM served as auditor for the fiscal year ended June 30, 2010.

The Board has selected MSCM as our independent registered public accounting firm for the fiscal year ending June 30, 2011.  Although the selection of the independent registered public accounting firm is not required under the Company’s Bylaws or otherwise to be ratified by our stockholders, the Board of Directors has directed that the appointment of MSCM be submitted to our stockholders for ratification due to the significance of their appointment.  If our stockholders fail to ratify the selection, it will be considered as a direction to the Board to consider the selection of a different firm.  Even if the selection is ratified, the Board in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

We do not expect a representative of MSCM to be present at the annual and special meeting of stockholders.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the ratification of the appointment of
MSCM LLP, Chartered Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011.

Principal Accounting Fees and Services

Year ended June 30, 2010

Audit Fees:  The aggregate fees, including expenses, billed by the Company’s principal accountant in connection with the audit of our financial statements for the most recent fiscal year and for the review of our financial information included in our Annual Report on Form 10-K; and our quarterly reports on Form 10-Q during the fiscal year ending June 30, 2010 was $68,906 CAD (2009: $59,095 CAD).

Audit Related Fees:  The aggregate fees, including expenses, billed by the Company’s principal accountant for services related to the audit for the year ended June 30, 2010 were $6,000 CAD (2009: $6,000 CAD).

All Other Fees:  The aggregate fees, including expenses, billed for all other services rendered to the Company by its principal accountant during year ended June 30, 2010 was $Nil (2009: $Nil CAD).

Auditor Independence & Auditor’s Time on Task

The Directors consider that the work done for the year ended June 30, 2010 by MSCM is compatible with maintaining MSCM as the Company’s independent auditor going forward.  All of the work expended by MSCM on our June 30, 2010 audit was attributed to work performed by MSCM’s full-time, permanent employees.

Certain Relationships & Related Transactions

Except as noted under the section “Compensation of Executives”, none of the following parties, since July 1, 2009, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction with us that has or will materially affect us:

•

any of our directors or officers;

•

any person proposed as a nominee for election as a director;

•

any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock;

•

any of our promoters;

•

any relative or spouse of any of the foregoing persons who has the same house as such person.

•

The following directors were independent under the independence standards of NYSE Amex during the past fiscal year: Richard Quesnel, Quentin Yarie, Peter Harder and John Sanderson. The following directors serve on the audit committee: John Sanderson, Richard Schler and Quentin Yarie. Of this list Richard Schler is not independent under the independence standards of NYSE Amex applicable to audit committee members.

Annual Report

All stockholders of record as of the record date are concurrently herewith being sent a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010.

Any stockholder of the Company may obtain without charge additional copies of the Company’s Annual Report on Form 10-K for the 2010 fiscal year, as filed with the Securities and Exchange Commission, by writing to:

Chief Financial Officer Energizer Resources Inc. 1224 Washington Avenue Miami Beach, FL 33139 USA	or to	Chief Financial Officer Energizer Resources Inc. 520 – 141 Adelaide Street West Toronto, Ontario M5H 3L5 Canada

Stockholder Proposals & Nominations

Under Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual and special meeting of stockholders. To be eligible for inclusion in our 2011 proxy statement, your proposal must be received by us no later than August 1, 2011, and must otherwise comply with Rule 14a-8. While the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement stockholder proposals that we are not required to include under the Exchange Act, including under Rule 14a-8.

You may write to our Secretary at one of the Company’s addresses as reported above to deliver the notices discussed above and to request a copy of the relevant By-law provisions regarding the requirements for making stockholder proposals and nominations of directors.

Other Matters

As of the date of this proxy statement, we know of no matters other than those set forth herein that will be presented for consideration at the meeting. If any other matter or matters are properly brought before the meeting or any adjournment thereof, the persons named in the accompanying proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.

Revocable Proxy

Energizer Resources Inc.

Proxy for the Annual and Special Meeting of Stockholders

This Proxy is solicited on behalf of the Board of Directors of Energizer Resources Inc. (the "Company") for the 2010 Annual and Special Meeting of Stockholders. The 2010 Annual and Special Meeting of Stockholders will be held at the Board of Trade of Metro Toronto, First Canadian Place, 3rd Floor, Toronto, Ontario on Thursday, December 16, 2010 at 10:30am., local time.

The undersigned, a holder of common stock of the Company, hereby appoints J.A. Kirk McKinnon and Richard E. Schler (the "Proxyholders"), and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of common stock of the Company which the undersigned would be entitled to vote if personally present at the 2010 Annual and Special Meeting of Stockholders, and at any adjournment or postponement thereof, in all matters indicated on the reverse side hereof, and with discretionary authority to vote as to any other matters that may properly come before such meeting.

Proposal 1	For All	Withhold All	For All Except

The election of the following individuals as Directors of the Company, each to serve a term of one year or until his or her successor is duly elected or appointed.

•

J.A. Kirk McKinnon

•

Richard E. Schler

•

Julie A. Lee Harrs

•

John Sanderson

•

V. Peter Harder

•

Richard Quesnel

•

Quentin Yarie

•

Craig Scherba

	[_____]	[_____]	[_____]

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of such nominee(s) in the space provided below.

Proposal 2	For	Against	Abstain

To approve an increase of the Company’s authorized capital stock to 350,000,000 from 185,000,000, of which 340,000,000 will be deemed common shares and the remaining 10,000,000 will be deemed eligible to be divisible into classes, series and types as designated by the Board of Directors.

	[_____]	[_____]	[_____]

Proposal 3	For	Against	Abstain

To approve an amendment to the Company’s Amended and Restated 2006 Stock Option Plan to increase the authorized number of options for common shares of the Company authorized to be issued to 22,000,000 from 17,000,000.

	[_____]	[_____]	[_____]

Proposal 4	For	Against	Abstain

To approve a change to the Company’s Amended & Restated Bylaws, Article II - Meetings of Shareholders, Sections 2 & 3 reducing the required quorum for both a Regular and a Special General Meeting of Shareholders to ten percent of the shares outstanding from one-third of the shares outstanding.

	[_____]	[_____]	[_____]

Proposal 5	For	Against	Abstain
To ratify the appointment of MSCM LLP, Chartered Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011.	[_____]	[_____]	[_____]

Check here if you plan to attend the 2010 Annual and Special Meeting of Stockholders

[       ]

This Proxy, when properly signed, will be voted in the manner directed.  If no direction is given, this Proxy will be voted FOR Proposal 1, 2, 3, 4 and 5.  By completing and returning this proxy, you are granting the Proxyholders, and each of them, the right and authority to vote in their discretion with respect to any amendments to any of the above Proposals, as well as with respect to any other matter that may properly be brought before the 2010 Annual and Special Meeting of Stockholders, in each case in accordance with the judgment of the person or persons voting.  The Company does not expect that any matter other than as described in this proxy statement will be brought before the 2010 Annual and Special Meeting of Stockholders.

Once completed please fax to our transfer agent, Empire Stock Transfer Inc. (fax: (702) 974 1444) or mail it to Empire Stock Transfer Inc.  1859 Whitney Mesa Dr., Henderson, NV, 89014, U.S.A.

Please sign exactly as your name appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

______________________________

________________________________________________

Signature of Stockholder

Name of Stockholder (print exactly as it appears hereon)

______________________________

________________________________________________

Signature of Joint Stockholder

Name of Stockholder (print exactly as it appears hereon)

_______________________________

___________________________________

Certificate Number

Number of Shares Held

_______________________________

Date

If your address has changed please write in the new address below:

___________________________________________________________________________________

EXHIBIT A

AMENDED AND RESTATED 2006 STOCK OPTION PLAN OF ENERGIZER RESOURCES INC.

(as of October, 2010)

1.

Purpose.

The purpose of this Plan is to advance the interests of Energizer Resources Inc, a Minnesota corporation (the “Company”), by providing an additional incentive to attract, retain and motivate highly qualified and competent persons who are key to the Company, including key employees, consultants, independent contractors, Officers and Directors, and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, by authorizing the grant of options to purchase Common Stock of the Company and other related benefits to persons who are eligible to participate hereunder, thereby encouraging stock ownership in the Company by such persons, all upon and subject to the terms and conditions of this Plan.

2.

Definitions.

As used herein, the following terms shall have the meanings indicated:

(a)

“Board” shall mean the Board of Directors of the Company.

(b)

“Cause” shall mean any of the following:

(i)

a determination by the Company that there has been a willful, reckless or grossly negligent failure by the Optionee to perform his or her duties as an employee of the Company;

(ii)

a determination by the Company that there has been a willful breach by the Optionee of any of the material terms or provisions of any employment agreement between such Optionee and the Company;

(iii)

any conduct by the Optionee that either results in his or her conviction of a felony under the laws of the United States of America or any state thereof, or of an equivalent crime under the laws of any other jurisdiction;

(iv)

a determination by the Company that the Optionee has committed an act or acts involving fraud, embezzlement, misappropriation, theft, breach of fiduciary duty or material dishonesty against the Company, its properties or personnel;

(v)

any act by the Optionee that the Company determines to be in willful or wanton disregard of the Company’s best interests, or which results, or is intended to result, directly or indirectly, in improper gain or personal enrichment of the Optionee at the expense of the Company;

(vi)

a determination by the Company that there has been a willful, reckless or grossly negligent failure by the Optionee to comply with any rules, regulations, policies or procedures of the Company, or that the Optionee has engaged in any act, behavior or conduct demonstrating a deliberate and material violation or disregard of standards of behavior that the Company has a right to expect of its employees; or

(vii)

if the Optionee, while employed by the Company and for two years thereafter, violates a confidentiality and/or noncompete agreement with the Company, or fails to safeguard, divulges, communicates, uses to the detriment of the Company or for the benefit of any person or persons, or misuses in any way, any Confidential Information, provided however, that, if the Optionee has entered into a written employment agreement with the Company which remains effective and which expressly provides for a termination of such Optionee’s employment for “cause,” the term “Cause” as used herein shall have the meaning as set forth in the Optionee’s employment agreement in lieu of the definition of “Cause” set forth in this Section 2(b).

(c)

“Change of Control” shall mean the acquisition by any person or group (as that term is defined in the Exchange Act, and the rules promulgated pursuant to that act) in a single transaction or a series of transactions of thirty percent (30%) or more in voting power of the outstanding stock of the Company and a change of the composition of the Board of Directors so that, within two years after the acquisition took place, a majority of the members of the Board of Directors of the Company, or of any corporation with which the Company may be consolidated or merged, are persons who were not Directors or Officers of the Company or one of its Subsidiaries immediately prior to the acquisition, or to the first of a series of transactions which resulted in the acquisition of thirty percent (30%) or more in voting power of the outstanding stock of the Company.

(d)

“Code” shall mean the Internal Revenue Code of 1986, as amended.

(e)

“Committee” shall mean the stock option committee appointed by the Board or, if not appointed, the Board.

(f)

“Common Stock” shall mean the Company’s Common Stock, par value $0.001 per share.

(g)

“Consultant” means any person or corporation engaged to provide ongoing management or consulting services for the Company or any employee of such person or corporation, other than a Director or an Employee.

(h)

“Director” shall mean a member of the Board and Management Company Employees of the Company.

(i)

“Employee” shall mean any person, including Officers, Directors, Consultants and independent contractors, employed by the Company or any parent or Subsidiary of the Company within the meaning of Section 3401(c) of the regulations promulgated thereunder.

(j)

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k)

“Fair Market Value” of a Share on any date of reference shall be the Closing Price of a share of Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner.  For this purpose, the “Closing Price” of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of the Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the common stock is listed for trading on the TSX, the last reported sale price of the common stock on such exchange, as reported in any newspaper of general circulation, (iii) if the Common Stock is quoted on The Nasdaq Stock Market (“Nasdaq”), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, or (iv) if neither clause (i), (ii) nor (iii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the 10 preceding days.  If the information set forth in clauses (i) through (iii) above is unavailable or inapplicable to the Company (e.g., if the Company’s Common Stock is not then publicly traded or quoted), then the “Fair Market Value” of a Share shall be the fair market value (i.e., the price at which a willing seller would sell a Share to a willing buyer when neither is acting under compulsion and when both have reasonable knowledge of all relevant facts) of a share of the Common Stock on the business day immediately preceding such date as the Committee in its sole and absolute discretion shall determine in a fair and uniform manner.

(l)

“Incentive Stock Option” shall mean an incentive stock option as defined in Section 422 of the Code.

(m)

“Insider” means (i) a director or senior officer of the Company, (ii) a director or senior officer of a Company that is an Insider or subsidiary of the Company, (iii) a person that beneficially owns or controls, directly, or indirectly, voting shares carrying more than 10% of the voting rights attached to all outstanding voting shares of the Company, or the Company itself if it holds any of its own securities.

(n)

“Management Company Employee” means an individual employed by a person providing management services to the Company, which services are required for the ongoing successful operations of the business enterprise of the Company, but excluding a person engaged in Investor Relations Activities (as such term is defined in Policy 1.1 of the TSX Manual.)

(o)

“Non-Statutory Stock Option” or “Non-qualified Stock Option” shall mean an Option which is not an Incentive Stock Option.

(p)

“Officer” shall mean the Company’s chairman, president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company.  Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company.  As used in this paragraph, the phrase “policy-making function” does not include policy-making functions that are not significant.  Unless specified otherwise in a resolution by the Board, an “executive officer” pursuant to Item 401(b) of Regulation S-K (17 C.F.R. § 229.401(b)) shall be only such person designated as an “Officer” pursuant to the foregoing provisions of this paragraph.

(q)

“Option” (when capitalized) shall mean any stock option granted under this Plan.

(r)

“Optioned Shares” means the Shares which may be acquired on exercise of an Option.

(s)

“Optionee” shall mean a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

(t)

“Plan” shall mean this 2009 Stock Option Plan of the Company, which Plan shall be effective as of October 31, 2010 and continues the Company's pre-existing Amended and Restated 2006 Stock Option Plan.

(u)

“Share” or “Shares” shall mean a share or shares, as the case may be, of the Common Stock, as adjusted in accordance with Section 10 of this Plan.

(v)

“Subsidiary” shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(w)

“TSX” means the TSX Venture Exchange or any successor thereto, provided that if the Shares are or become listed on a senior stock exchange, then reference to “TSX” shall be a reference to such senior exchange.

(x)

“TSX Manual” means the Corporate Finance Manual of the TSX Venture Exchange or, if the Company graduates to a senior exchange, the Toronto Stock Exchange Company Manual, as such manuals may be updated from time to time.

3.

Shares and Options.

Subject to adjustment in accordance with Section 10 hereof, the Company may issue up to twenty two million (22,000,000) Options to acquire Shares held in the Company’s treasury or from authorized and unissued Shares through the exercise of Options issued pursuant to the provisions of this Plan.  If any Option granted under this Plan shall terminate, expire, or be canceled, forfeited or surrendered as to any Shares, the Shares relating to such lapsed Option shall be available for issuance pursuant to new Options subsequently granted under this Plan.  Upon the grant of any Option hereunder, the authorized and unissued Shares to which such Option relates shall be reserved for issuance to permit exercise under this Plan.  Subject to the provisions of Section 14 hereof, an Option granted hereunder shall be either an Incentive Stock Option or a Non-Statutory Stock Option as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or Non-Statutory Stock Option.  All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan.

4.

Limitations.

Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Code Section 422(b) are exercisable for the first time by any individual during any calendar year (under all stock option or similar plans of the Company and any Subsidiary), exceeds U.S. $100,000.

5.

Conditions for Grant of Options.

(a)

Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law.  Optionees shall be those persons selected by the Committee from the class of all regular Employees of the Company or its Subsidiaries, including Employees, Directors and Officers who are regular employees of the Company, Directors who are not regular employees of the Company, as well as Consultants to the Company.  Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

(b)

For so long as the Shares are listed on the TSX, the Company covenants that all Employees, Consultants or Management Company Employees shall be bona fide Employees, Consultants or Management Company Employees as the case may be, of the Company or its Subsidaries.

(c)

In granting Options, the Committee shall take into consideration the contribution the prospective Optionee has made, or is expected to make, to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine.  The Committee shall also have the authority to consult with and receive recommendations from Officers and other personnel of the Company and its Subsidiaries with regard to these matters.  The Committee may from time to time in granting Options under this Plan prescribe such terms and conditions concerning such Options as it deems appropriate, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein; provided further, however, that to the extent not cancelled pursuant to Section 9(b) hereof, upon a Change in Control, any Options that have not yet vested, may, in the sole discretion of the Committee, vest upon such Change in Control.

(d)

The Options granted to Employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries.  Neither this Plan nor any Option granted under this Plan shall confer upon any person any right to employment or continuance of employment (or related salary and benefits) by the Company or its Subsidiaries.

(e)

If and for so long as the Shares are listed on the TSX:

(i)

the number of Options granted to Insiders within a 12 month period may not exceed 10% of the number of issued and outstanding Shares, unless the Company has obtained Disinterested Shareholder Approval (as such term is defined in the TSX Manual) for such an issuance.

(ii)

the maximum aggregate number of Shares that may be reserved under the Plan for issuance to any one individual in any 12 month period shall not exceed 5% of the Outstanding Issue at the time of grant; unless the Company has obtained Disinterested Shareholder Approval (as such term is defined in the TSX Manual) for such an issuance.

(iii)

the maximum aggregate number of Shares that may be reserved under the Plan or other share compensation arrangements of the Company for issuance to any one Consultant during any 12 month period shall not exceed 2% of the issued and outstanding Shares at the time of grant;

(iv)

the maximum aggregate number of Shares that may be reserved under the Plan or other share compensation arrangement of the Company for issuance to persons who are employed in investor relations activities (as defined in the TSX  Manual)  during any 12 month period shall not exceed 2% of the issued and outstanding Shares at the time of grant;

(v)

The Board shall, through the establishment of the appropriate procedures, monitor the trading in the securities of the Company by all Optionees performing Investor Relations Activities.

(f)

Subject to the policies of the TSX, an Option shall vest and may be exercised (in each case to the nearest full Share) during the period for which the option is granted in accordance with a vesting schedule as the Board may determine in its discretion

(g)

Subject to TSX approval, the exercise price per Optioned Share under an Option may be reduced at the discretion of the Board or Committee if:

a.

at least six months has elapsed since the later of the date such Option was granted and the date the exercise price for such Option was last amended; and

b.

disinterested shareholder approval of the shareholders of the Company is obtained for any reduction in the exercise price under an Option held by an Insider of the Company;

provided that if the exercise price is reduced to the then Discounted Market Price (as such term is defined in the TSX Manual), the TSX four month hold period will apply from the date of the amendment and further provided that no such conditions will apply in the case of an adjustment made under subsection 10(a) hereof.)

6.

Exercise Price.

(a)

 The exercise price per Share of any Option shall be any price determined by the Committee but in no event shall the exercise price per Share of any Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted and, in the case of an Incentive Stock Option granted to a 10% stockholder, the per Share exercise price will not be less than 110% of the Fair Market Value.  Re-granted Options, or Options which are canceled and then re-granted covering such canceled Options, will, for purposes of this Section 6, be deemed to have been granted on the date of the re-granting.

(b)

If and for so long as the Shares are listed on the TSX, “Fair Market Value” must not be less than the Discounted Market Price (as such term is defined in Policy 1.1 of the TSX Manual) and must be, at a minimum, CDN $0.10 per incentive stock option.

7.

Deemed Exercise of Options.

(a)

An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, (iii) the Optionee has agreed to be bound by the terms, provisions and conditions of any applicable stockholders’ agreement, and (iv) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee’s payment to the Company of the amount that is necessary for the Company or the Subsidiary employing the Optionee to withhold in accordance with applicable Federal, Provincial or state tax withholding requirements.  Unless further limited by the Committee in any Option, the exercise price of any Shares purchased pursuant to the exercise of such Option shall be paid in cash, by certified or official bank check or by money order.

(b)

No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

8.

Exercise of Options.

Any Option shall become exercisable in such amounts, at such intervals, upon such events or occurrences and upon such other terms and conditions as shall be provided in an individual Option agreement evidencing such Option, except as otherwise provided in Section 5(c) or this Section 8.

(a)

The expiration date(s) of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

(b)

Unless otherwise expressly provided in any Option as approved by the Committee, notwithstanding the exercise schedule set forth in any Option, each outstanding Option, may, in the sole discretion of the Committee, become fully exercisable upon the date of the occurrence of any Change of Control, but, unless otherwise expressly provided in any Option, no earlier than six months after the date of grant, and if and only if Optionee is in the employ of the Company on such date.

(c)

The Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

9.

Termination of Option Period.

(a)

Unless otherwise expressly provided in any Option, the unexercised portion of any Option shall automatically and without notice immediately terminate and become forfeited, null and void at the time of the earliest to occur of the following:

(i)

three months after the date on which the Optionee’s employment is terminated for any reason other than by reason of (a) Cause, (b) the termination of the Optionee’s employment with the Company by such Optionee following less than 60 days’ prior written notice to the Company of such termination (an “Improper Termination”), (c) a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee, or (d) death;

(ii)

immediately upon (a) the termination by the Company of the Optionee’s employment for Cause, or (b) an Improper Termination;

(iii)

one year after the date on which the Optionee’s employment is terminated by reason of a mental or physical disability (within the meaning of Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee or the later of three months after the date on which the Optionee shall die if such death shall occur during the one-year period specified herein; or

(iv)

the later of (a) one year after the date of termination of the Optionee’s employment by reason of death of the employee, or (b) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 9(a)(iii) hereof.

(b)

The Committee in its sole discretion may, by giving written notice (“cancellation notice”), cancel effective upon the date of the consummation of any corporate transaction described in Subsection 10(d) hereof, any Option that remains unexercised on such date.  Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

(c)

Upon termination of Optionee’s employment as described in this Section 9, or otherwise, any Option (or portion thereof) not previously vested or not yet exercisable pursuant to Section 8 of this Plan shall be immediately canceled.

10.

Adjustment of Shares.

(a)

If at any time while this Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split, combination or exchange of Shares (other than any such exchange or issuance of Shares through which Shares are issued to effect an acquisition of another business or entity or the Company’s purchase of Shares to exercise a “call” purchase option), then and in such event:

(i)

appropriate adjustment shall be made in the maximum number of Shares available for grant under this Plan, so that the same percentage of the Company’s issued and outstanding Shares shall continue to be subject to being so optioned;

(ii)

appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company’s issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price; and

(iii)

such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

(b)

Subject to the specific terms of any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee’s sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsection 10(d) hereof, or otherwise.

(c)

Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into or exchangeable for shares of its capital stock of any class, either in connection with a direct or underwritten sale, or upon the exercise of rights or warrants to subscribe therefor or purchase such Shares, or upon conversion of obligations of the Company into such Shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of Shares then subject to outstanding Options granted under this Plan.

(d)

Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate

(i)

any or all adjustments, reclassifications, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business;

(ii)

any merger or consolidation of the Company or to which the Company is a party;

(iii)

any issuance by the Company of debt securities, or preferred or preference stock that would rank senior to or above the Shares subject to outstanding Options;

(iv)

any purchase or issuance by the Company of Shares or other classes of common stock or common equity securities;

(v)

the dissolution or liquidation of the Company;

(vi)

any sale, transfer, encumbrance, pledge or assignment of all or any part of the assets or business of the Company; or

(vii)

any other corporate act or proceeding, whether of a similar character or otherwise.

(e)

The Optionee shall receive written notice within a reasonable time prior to the consummation of such action advising the Optionee of any of the foregoing.  The Committee may, in the exercise of its sole discretion, in such instances declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option.

11.

Transferability.

No Option or stock appreciation right granted hereunder shall be sold, pledged, assigned, hypothecated, disposed or otherwise transferred by the Optionee other than by will or the laws of descent and distribution and no Option or stock appreciation right shall be exercisable during the Optionee’s lifetime by any person other than the Optionee.

12.

Issuance of Shares.

As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

(i)

a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

(ii)

an agreement and undertaking to comply with all of the terms, restrictions and provisions set forth in any then applicable stockholders’ agreement relating to the Shares, including, without limitation, any restrictions on transferability, any rights of first refusal and any option of the Company to “call” or purchase such Shares under then applicable agreements, and

(iii)

any restrictive legend or legends, to be embossed or imprinted on Share certificates, that are, in the discretion of the Committee, necessary or appropriate to comply with the provisions of any securities law or other restriction applicable to the issuance of the Shares.

(iv)

if and for so long as the Shares are listed on the TSX, the exercise price is reduced to Discounted Market Price, Options will be subject to a four month hold period commencing from the date of grant and any Shares issued pursuant to the exercise of an Option prior to the expiry of the hold period will bear the following TSX legend:

“Without prior written approval of the TSX Venture Exchange and compliance with all applicable securities legislation, the securities represented by this certificate may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the TSX Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until [four months + 1 day from the date of grant.]”

13.

Stock Appreciation Rights.

The Committee may grant stock appreciation rights to Employees in tandem with Options that have been or are granted under the Plan. A stock appreciation right shall entitle the holder to receive, with respect to each Share as to which the right is exercised, payment in an amount equal to the excess of the Share’s Fair Market Value on the date the right is exercised over its Fair Market Value on the date the right was granted.  Such payment will be made in cash. The Committee may establish a maximum appreciation value payable for stock appreciation rights.

14.

Administration of this Plan.

(a)

This Plan shall be administered by the Committee, which shall consist of not less than two Directors.  The Committee shall have all of the powers of the Board with respect to this Plan.  Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

(b)

Subject to the provisions of this Plan, the Committee shall have the authority, in its sole discretion, to:

(i)

grant Options;

(ii)

determine the exercise price per Share at which Options may be exercised;

(iii)

determine the Optionees to whom, and time or times at which, Options shall be granted;

(iv)

determine the number of Shares to be represented by each Option;

(v)

determine the terms, conditions and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option;

(vi)

defer (with the consent of the Optionee) or accelerate the exercise date of any Option; and

(vii)

make all other determinations deemed necessary or advisable for the administration of this Plan, including re-pricing, canceling and re-granting Options.

(c)

The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of this Plan.  The Committee’s determinations and its interpretation and construction of any provision of this Plan shall be final, conclusive and binding upon all Optionees and any holders of any Options granted under this Plan.

(d)

 Any and all decisions or determinations of the Committee shall be made either

(i)

by a majority vote of the members of the Committee at a meeting of the Committee; or

(ii)

without a meeting by the unanimous written approval of the members of the Committee.

(e)

No member of the Committee, or any Officer or Director of the Company or its Subsidiaries, shall be personally liable for any act or omission made in good faith in connection with this Plan.

15.

Incentive Options for 10% Stockholders.

Notwithstanding any other provisions of this Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its Subsidiary) at the date of grant unless the exercise price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of 10 years from the date such Option is granted.

16.

Interpretation.

(a)

This Plan shall be administered and interpreted so that all Incentive Stock Options granted under this Plan will qualify as Incentive Stock Options under Section 422 of the Code.  If any provision of this Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, and this Plan shall be construed and enforced as if such provision had never been included in this Plan.

(b)

This Plan shall be governed by the laws of the Province of Ontario, Canada.

(c)

Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan or affect the meaning or interpretation of any part of this Plan.

(d)

Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

(e)

Time shall be of the essence with respect to all time periods specified for the giving of notices to the company hereunder, as well as all time periods for the expiration and termination of Options in accordance with Section 9 hereof (or as otherwise set forth in an option agreement).

17.

Amendment and Discontinuation of this Plan.

Subject to the policies of the TSX, either the Board or the Committee may from time to time amend this Plan or any Option without the consent or approval of the stockholders of the Company; provided, however, that, except to the extent provided in Section 9, no amendment or suspension of this Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

18.

Termination Date.

This Plan shall terminate ten years after the date of adoption by the Board of Directors.